2007 STOCK INCENTIVE PLAN

SECTION 1. General Purpose of the Plan; Definitions.

      The name of the plan is the Ecotality, Inc.  2007 STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to encourage and enable officers, directors, and employees of Ecotality (the "Company") and its Subsidiaries and other  persons  to  acquire a proprietary interest in the Company. It is anticipated that providing such  persons  with a direct  stake  in the Company's welfare will assure a closer identification  of their interests  with  those  of  the  Company  and  its  shareholders, thereby stimulating  their  efforts  on  the  Company's behalf and strengthening  their desire to remain with the Company.

The following terms shall be defined as set forth below:

"Award" or "Awards", except where referring to a particular category of grant  under  the  Plan,  shall include Incentive Stock Options,  Non-Statutory Stock Options, Restricted Stock  Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights.

"Board" means the Board of Directors of the Company.

"Cause" means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, and (ii) any act or omission justifying termination of the participant's employment for cause, as determined by the Committee.

"Change of Control" shall have the meaning set forth in Section 15.

"Code" means the Internal Revenue Code of 1986, as amended, and  any successor Code, and related rules, regulations and interpretations.

 "Conditioned Stock Award" means an Award granted pursuant to Section 6.

"Committee" shall have the meaning set forth in Section 2.

"Disability" means disability as set forth in  Section  22(e)(3)  of the Code.

"Effective Date"  means  the  date  on  which  the  Plan  is approved by stockholders as set forth in Section 17.

"Eligible Person" shall have the meaning set forth in Section 4.

"Fair  Market Value" on any given date means the price per share  of  the Stock on such  date  as reported by a nationally recognized stock exchange, or, if the Stock is not listed  on  such an exchange, as reported by NASDAQ, or, if the Stock is not quoted on NASDAQ,  the  fair  market  value  of  the  Stock as determined by the Committee.

"Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

"Non-Statutory Stock  Option"  means  any  Stock  Option  that is not an Incentive Stock Option.

"Normal Retirement"  means  retirement from active employment  with  the Company and its Subsidiaries in accordance  with the retirement policies of the Company and its Subsidiaries then in effect.

"Outside Director" means any director who  (i) is not an employee of the Company  or  of  any  "affiliated  group," as such term is defined  in  Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any  Affiliate  who is receiving compensation for prior services (other than benefits under a tax-qualified  retirement plan) during  the Company's or any Affiliate's taxable year, (iii) has  not  been  an officer of  the Company or any Affiliate and (iv) does not receive remuneration from the Company  or  any  Affiliate,  either  directly  or  indirectly, in any capacity  other than as a director. "Outside Director" shall be determined in accordance  with Section 162(m) of the Code and the Treasury regulations issued thereunder.

"Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

"Performance Share Award" means an Award granted pursuant to Section 8.

"Stock" means the Common  Stock,  par  value  $0.0001,  of  the Company, subject to adjustments pursuant to Section 3.

"Stock Appreciation Right" means an Award granted pursuant to Section 9.

"Subsidiary" means a subsidiary as defined in Section 424 of the Code.

"Unrestricted Stock Award" means Awards granted pursuant to Section 7.

SECTION   2.  Administration of Plan; Committee Authority  to  Select Participants and Determine Awards.

         (a) Committee.  The  Plan  shall  be  administered  by  either  by  (i) a committee  of  the  Board  consisting  of  not  less  than  two  Directors (the "Committee"), or (ii) in the absence of a committee, the Board of Directors may act as the Committee at any time. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.  The  Board   may  establish  an  additional  single-member  committee (consisting of an executive officer) that shall have the power and authority to grant Awards to non-executive  officers  and  to  make all other determinations Under the Plan with respect thereto.

      (b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

         (i)  to  select  the persons to whom Awards may  from  time  to  time  be granted;

         (ii) to determine  the time or times of grant, and the extent, if any, of Incentive  Stock  Options,  Non-Statutory   Stock  Options,  Restricted  Stock, Unrestricted Stock, Performance Shares and Stock  Appreciation  Rights,  or any combination of the foregoing, granted to any one or more participants;

        (iii) to determine the number of shares to be covered by any Award;

        (iv)  to  determine  and  modify  the  terms  and  conditions,  including restrictions, not inconsistent with the terms of the Plan, of any Award,  which terms  and  conditions may differ among individual Awards and participants, and to approve the  form  of  written  instruments evidencing the Awards; provided, however,  that  no  such  action  shall  adversely   affect  rights  under  any

outstanding Award without the participant's consent;

        (v) to accelerate the exercisability or vesting  of all or any portion of any Award;

        (vi) subject to the provisions of Section 5(b), to  extend  the period in which  any  outstanding  Stock  Option  or  Stock  Appreciation  Right  may  be exercised;

        (vii) to determine whether, to what extent, and under what circumstances  Stock and  other  amounts  payable  with respect to an Award shall be deferred either automatically or at the election  of  the  participant  and whether and to what extent  the  Company  shall pay or credit amounts equal to interest  (at  rates determined  by  the  Committee)  or  dividends  or  deemed  dividends  on  such deferrals; and

        (viii) to adopt, alter  and  repeal  such  rules,  guidelines and practices for administration of the Plan and for its own acts and  proceedings  as  it  shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including  related  written  instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising In connection with the Plan; and to  otherwise supervise the administration of the Plan.

       All decisions and interpretations  of the  Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.

         (a) Shares Issuable. The maximum number of shares  of  Stock with respect to which Awards (including Stock Appreciation Rights) may be granted  under the Plan  shall  be  Ten Million (10,000,000); such number  to supplement, and not to replace, any prior plans authorized by the Corporation's board of directors.  For  purposes  of  this  limitation,  the  shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or  otherwise  terminated (other than by exercise) shall be added back  to  the shares of Stock  with  respect to which Awards may be granted under the Plan so long as the participants  to  whom  such  Awards  had  been  previously granted received no benefits of ownership of the underlying shares of  Stock  to  which the  Award  related.  Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized  but unissued shares or shares reacquired by the Company.

         (b) Stock Dividends, Mergers, etc. In the event  that  after  approval of the  Plan  by  the directors of the Company in accordance with Section 17,  the Company  effects   a   stock   dividend,  stock  split  or  similar  change  in capitalization  affecting  the Stock,  the  Committee  shall  make  appropriate adjustments in (i) the number  and  kind  of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Section 3(a) and  Section  3(b)  above),  (ii) the number  and  kind  of shares remaining subject to outstanding Awards, and (iii) the option or purchase  price  in  respect  of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in  its  sole  discretion  may,  as  to  any  outstanding   Awards,  make  such substitution  or  adjustment  in  the aggregate number of shares  reserved  for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate,  amend  or  terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of  the  vested  portion  of  any  Award,  shall  require   payment   or  other consideration  which  the  Committee  deems  equitable  in  the circumstances), subject, however, to the provisions of Section 15.

        (c) Substitute Awards. The Committee may grant Awards under  the  Plan in substitution  for  stock  and  stock  based awards held by employees of another Corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation  of  the employing Corporation with the Company or a Subsidiary or the acquisition by  the  Company  or a Subsidiary of property or stock of the employing Corporation. The Committee may  direct that the substitute awards be granted on such terms and conditions as the  Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute  awards  may  be  in  addition to the maximum number of shares provided for in Section 3(a).

SECTION 4. Eligibility.

       Awards  may  be granted to officers,  directors,  and  employees  of  and consultants  and  advisers  to  the  Company  or  its  Subsidiaries  ("Eligible Persons").

SECTION 5. Stock Options.

       The Committee may grant to Eligible Persons options to purchase stock.

       Any Stock Option granted under  the  Plan  shall be in such form as the Committee may from time to time approve.

        Stock  Options  granted  under  the  Plan may be either  Incentive  Stock Options  (subject to compliance with applicable  law)  or  Non-Statutory  Stock Options. Unless otherwise so designated,  an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

        No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the  earlier  of (i) the date of adoption of the Plan  by  the Board, or (ii) the date on which  the  Plan  is ratified by the stockholders as set forth in Section 17.

       The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive  Stock  Options  shall  be made  only to persons who are, on the effective date of the grant, employees of the Company  or  any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject  to  the following terms and conditions and the terms and conditions  of  Section  13  and   shall  contain  such  additional  terms  and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

     (a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall  be,  in  the  case of Incentive Stock Options, not less than one hundred percent (100%) of Fair  Market  Value on the date  of  grant.  If  an  employee  owns or is deemed to own (by reason of  the attribution rules applicable under Section  424(d)  of  the Code) more than ten percent  (10%)  of the combined voting power of all classes  of  stock of  the Company or any Subsidiary  or  parent Corporation and an Incentive Stock Option is granted to such employee, the  option  price  shall  be  not  less  than one hundred ten percent (110%) of Fair Market Value on the grant date.

      (b)  Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall  be exercisable more than ten (10) years  after  the date the option is granted. If an employee owns  or  is deemed to own (by reason  of  the  attribution  rules  of Section 424(d) of the Code) more than ten percent (10%) of the combined voting  power  of all classes of  stock  of  the  Company  or  any  Subsidiary  or parent Corporation and  an Incentive Stock Option is granted to such employee,  the  term  of  such option shall be no more than five (5) years from the date of grant.

      (c)  Exercisability; Rights of a Shareholder. Stock Options shall  become vested and exercisable  at  such time or times, whether or not in installments, as shall be determined by the  Committee  at  or  after  the  grant  date.  The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An Optionee shall have the rights of a shareholder only as to shares acquired  upon  the  exercise  of  a  Stock  Option  and  not  as  to unexercised Stock Options.

      (d)  Method of Exercise.  Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment  of the purchase price may be made by one or more of the following methods:

          (i) In cash or by certified or bank check  or other instrument acceptable to the Committee;

          (ii) If permitted by the Committee, in its discretion,  in  the  form  of shares  of  Stock  that  are not then subject to restrictions and that has been owned by the Optionee for  a  period  of  at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

          (iii)  By  the Optionee delivering to the  Company  a  properly  executed exercise notice together  with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided  that in the event the Optionee chooses to pay the purchase price as so provided,  the  Optionee  and  the broker shall comply with  such  procedures  and enter into such agreements of indemnity  and  other agreements as the Committee  shall  prescribe  as  a  condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

          (iv) By any other means (including, without limitation, by delivery of a promissory note of the Optionee payable on such terms as are specified  by  the Committee)  which  the  Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.

         The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser  acting  in  his  stead  in  accordance  with  the provisions  of  the Stock Option) by the Company of the full purchase price for such shares and the  fulfillment  of  any  other  requirements contained in the

Stock Option or imposed by applicable law.

     (e) Non-transferability of Options. Except as  the  Committee may provide with  respect  to  a  Non-Statutory  Stock  Option,  no Stock Option  shall  be transferable other than by will or by the laws of descent  and distribution and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee.

     (f) Annual Limit on Incentive Stock Options. To the extent  required  for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair  Market  Value  (determined  as  of  the  time of grant) of the Stock with respect to which incentive stock options granted  under this Plan and any other Plan of the Company or its Subsidiaries become exercisable  for  the first time by an Optionee during any calendar year shall not exceed $100,000.

     (g) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option  shall  be  free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 6. Restricted Stock Awards.

     (a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock  Awards  to any Eligible Person, entitling the recipient to acquire, for a purchase price  determined  by the Committee, shares of Stock subject to such restrictions and conditions as  the  Committee may determine at the time of grant ("Restricted Stock"), including continued  employment  and/or

Achievement of pre-established performance goals and objectives.

     (b)  Acceptance of Award. A participant who is granted a Restricted Stock Award shall  have  no  rights with respect to such Award unless the participant shall have accepted the  Award  within sixty (60) days (or such shorter date as the Committee may specify) following  the  award  date by making payment to the Company of the specified purchase price, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

     (c) Rights as a Shareholder. Upon complying with  Section  6(b)  above, a participant  shall  have  all  the  rights of a shareholder with respect to the Restricted  Stock,  including  voting and  dividend  rights,  subject  to  non- transferability  restrictions  and  Company  repurchase  or  forfeiture  rights described in this Section 6 and  subject  to such other conditions contained in the written instrument evidencing the Restricted  Award.  Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted  Stock shall remain  in  the possession of the Company until such shares are vested as provided in Section 6(e) below.

     (d) Restrictions.  Shares of Restricted Stock may not be sold, assigned, transferred,  pledged  or  otherwise   encumbered  or  disposed  of  except  as specifically provided herein. In the event of termination of employment by the Company  and  its  Subsidiaries  for any reason (including  death,  Disability, Normal Retirement and for Cause),  the  Company  shall  have  the right, at the discretion  of  the  Committee, to repurchase shares of Restricted  Stock  with respect to which conditions  have  not  lapsed  at  their purchase price, or to require forfeiture of such shares to the Company if acquired  at  no cost, from the  participant  or  the participant's legal representative. The Company  must exercise  such right of  repurchase  or  forfeiture  within  ninety  (90)  days following such  termination  of  employment  (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

      (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the  non-transferability of the Restricted  Stock  and the Company's right of repurchase  or  forfeiture  shall lapse. Subsequent to  such  date  or  dates  and/or the attainment of such pre-established performance goals, objectives and  other  conditions, the shares on which  all  restrictions  have lapsed shall no longer be Restricted  Stock  and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject  to Section 13, amend any conditions of the Award.

      (f)  Waiver, Deferral  and  Reinvestment  of   Dividends.   The  written instrument  evidencing  the  Restricted  Stock Award may require or permit  the immediate payment, waiver, deferral or investment  of  dividends  paid  on  the Restricted Stock.

SECTION 7. Unrestricted Stock Awards.

      (a)  Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or  sell  to  any  Eligible  Person  shares  of  Stock  free  of  any restrictions  under  the  Plan  ("Unrestricted  Stock")  at  a  purchase  price determined  by  the  Committee.  Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence  in  respect  of  past services or other valid consideration.

      (b)  Restrictions on Transfers. The right to receive unrestricted  Stock may not be sold, assigned,  transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. Performance Share Awards.

      (a) Nature of Performance Shares.  A Performance Share Award is an award entitling the recipient to acquire shares of Stock  upon  the  attainment  of specified performance  goals.  The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under  the  Plan to any Eligible Person.  The Committee in its discretion shall determine whether  and  to  whom Performance  Share Awards shall be made, the performance goals applicable under each such Award,  the  periods  during which performance is to be measured, and all other limitations and conditions  applicable  to  the  awarded  Performance Shares.

SECTION 9. Stock Appreciation Rights.

       The  Committee  in its discretion may grant Stock Appreciation Rights  to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction  therewith  or  in  the  alternative thereto. A Stock Appreciation  Right  shall  entitle the participant upon  exercise  thereof  to receive from the Company, upon  written request to the Company at its principal offices  (the  "Request"),  a number  of  shares  of  Stock  (with  or  without restrictions as to substantial  risk  of  forfeiture  and transferability,  as determined  by the Committee in its sole discretion), an amount of cash, or any combination of  Stock and cash, as specified in the Request (but subject to the approval of the Committee  in  its  sole  discretion,  at  any  time  up to and including the time of payment, as to the making of any cash payment), having an aggregate  Fair  Market  Value  equal  to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock  specified  in  such Stock Appreciation Right  or  its  related  Option, multiplied  by (ii) the  number  of  shares  of  Stock  for  which  such  Stock Appreciation  Right  shall  be  exercised.  Notwithstanding  the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

SECTION 10. Termination of Stock Options and Stock Appreciation Rights.

      (a) Incentive Stock Options:

       (i)  Termination by Death. If any participant's employment by the Company and its Subsidiaries  terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at  the  date  of  death,  by  the  legal  representative  or  legatee  of  the participant, for a period of  two  (2)  years  (or  such  other  period  as the Committee  shall  specify  at  any  time)  from the date of death, or until the

Expiration of the stated term of the Incentive Stock Option, if earlier.

      (ii) Termination by Reason of Disability or Normal Retirement.

      (A) Any Incentive Stock Option held by  a participant whose employment by the Company and its Subsidiaries has terminated  by  reason  of  Disability may thereafter be exercised, to the extent it was exercisable at the time  of  such termination,  for  a  period  of  one  (1)  year  (or  such other period as the Committee  shall  specify  at  any time) from the date of such  termination  of employment, or until the expiration  of  the  stated  term  of  the  Option, if earlier.

      (B) Any Incentive Stock Option held by a participant whose employment  by the  Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter  be  exercised,  to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such other period as the Committee shall specify at any time)  from  the  date  of  such  termination of employment, or  until  the  expiration  of  the stated term of the Option,  if earlier.

      (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by  reason of Disability or Normal Retirement.

      (D) Except as otherwise provided by the Committee at the time of grant, the  death  of a participant during a period provided in this Section 10(a)(ii) for the exercise  of an Incentive Stock Option shall extend such period for two (2) years from the  date  of death, subject to termination on the expiration of the stated term of the Option, if earlier.

      (iii) Termination for Cause. If any  participant's  employment  by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option  held  by  such  participant  shall  immediately  terminate and be of no further  force and effect; provided, however, that the Committee  may,  in  its sole discretion,  provide  that such Option can be exercised for a period of up to thirty (30) days from the  date  of  termination  of employment or until the expiration of the stated term of the Option, if earlier.

      (iv) Other Termination. Unless otherwise determined  by the Committee, if a participant's employment by the Company and its Subsidiaries  terminates  for any  reason  other  than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable  on  the  date  of termination of employment, for ninety (90) days (or such other period as the Committee  shall  specify  at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

      (b)  Non-Statutory Stock Options and Stock Appreciation Rights. Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect  to  its  termination  as  the Committee, in its discretion, may from time to time determine.

SECTION 11. Tax Withholding.

      (a)  Payment by Participant.  Each participant shall, no later than the date  as of which the value of an Award  or  of  any  Stock  or  other  amounts received  there under  first  becomes  includable  in  the  gross  income of the participant  for  Federal  income  tax  purposes,  pay to the Company, or  make arrangements satisfactory to the Committee regarding  payment  of  any Federal, state,  local  and/or payroll taxes of any kind required by law to be  withheld with respect to  such  income.  The Company and its Subsidiaries shall, the extent permitted by law, have the right to  deduct  any  such  taxes  from any payment of any kind otherwise due to the participant.

      (b)  Payment in Shares. A Participant may elect, with the consent of  the Committee, to  have  such  tax withholding obligation satisfied, in whole or in part, by (i) authorizing the  Company  to  withhold  from shares of Stock to be issued pursuant to an Award a number of shares with an  aggregate  Fair  Market Value  (as  of  the  date  the  withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned  by  the participant  for  a period of at least  six months and with an aggregate Fair Market Value (as of the  date  the minimum withholding is effected) that would satisfy the withholding amount due.

SECTION 12. Transfer, Leave of Absence, Etc.

        For  purposes  of  the  Plan,  the following events shall not be deemed a termination of employment:

      (i) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

     (ii) an approved leave of absence  for  military  service or sickness, or for any other purpose approved by the Company, if the employee's  right  to re-employment is guaranteed either by a statute or by contract or under the policy pursuant  to  which  the  leave  of  absence  was  granted  or if the Committee otherwise so provides in writing.

SECTION 13. Amendments and Termination.

        The Board may at any time amend or discontinue the Plan and the Committee may  at  any time amend or cancel any outstanding Award (or provide  substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price,  but  such  price,  if any, must satisfy the requirements which would  apply to the substitute or amended  Award  if  it  were  then  initially granted  under  this  Plan) for the purpose of satisfying changes in law or for any other lawful purpose,  but  no  such  action  shall adversely affect rights under  any  outstanding Award without the holder's consent.  However,  no  such amendment, unless  approved by the directors of the Company, shall be effective if it would cause the  Plan  to  fail  to  satisfy  the  incentive stock option requirements of the Code.

SECTION 14. Status of Plan.

        With respect to the portion of any Award which has not been exercised and any  payments  in  cash,  Stock  or  other  consideration  not  received  by  a participant, a participant shall have no rights greater than those of a general creditor  of  the  Company  unless  the  Committee  shall  otherwise  expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may  authorize  the  creation of trusts or other arrangements to meet the Company's obligations to deliver  Stock  or  make  payments with respect to Awards  hereunder,  provided  that  the  existence  of  such  trusts  or  other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15. Change of Control Provisions.

        Upon the occurrence of a Change of Control as defined in this Section 15:

        (i) subject to the provisions of clause (iii) below, after  the effective date  of  such  Change of Control, each holder of an outstanding Stock  Option, Restricted Stock  Award,  Performance  Share  Award or Stock Appreciation Right shall be entitled, upon exercise of such Award,  to  receive, in lieu of shares of Stock (or consideration based upon the Fair Market  Value  of Stock), shares of  such  stock  or other securities, cash or property (or consideration  based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

       (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions  on,  each  unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share  Award  and Stock Appreciation Right, effective upon a date prior or subsequent to the effective  date of such Change of Control, specified by the Committee; or

       (iii) each outstanding Stock Option, Restricted Stock Award,  Performance Share  Award and Stock Appreciation Right may be cancelled by the Committee  as of the effective date of any such Change of Control provided that (x) notice of such cancellation  shall  be given to each holder of such an Award and (y) each holder of such an Award shall  have  the  right  to  exercise such Award to the extent that the same is then exercisable or, in full,  if  the  Committee shall have accelerated  the time for exercise of all such unexercised and  unexpired Awards, during the thirty  (30) day period preceding the effective date of such Change of Control.

       (b) "Change of Control"  shall  mean  the  occurrence  of  any one of the following events:

       (i) any "person" (as such term is used in Sections 13(d) and  14(d)(2) of the  Act)  becomes a "beneficial owner" (as such term is defined in Rule  13d-3 promulgated  under  the  Act)  (other  than  the  Company, any trustee or other fiduciary holding securities under an employee benefit  Plan of the Company, or any  Corporation  owned,  directly  or indirectly, by the stockholders  of  the Company in substantially the same proportions  as  their  ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of  the Company's then outstanding securities; or

       (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other Corporation or other entity, other  than a merger or consolidation  which  would  result  in  the  voting securities of the  Company outstanding  immediately  prior  thereto continuing  to  represent  (either  by remaining outstanding or by being  converted  into  voting  securities  of  the surviving  entity)  more  than  sixty-five percent (65%) of the combined voting power  of  the  voting securities of  the  Company  or  such  surviving  entity outstanding immediately after such merger or consolidation; or

     (iii)  the stockholders  of  the  Company  approve  a  Plan  of  complete liquidation of  the  Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 16. General Provisions.

      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

       No shares of Stock shall be issued pursuant to an Award until  all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates  for Stock and Awards as it deems appropriate.

       (b)  Delivery of Stock Certificates. Delivery of stock  certificates  to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer  agent  of  the  Company  shall have delivered such certificates in the United States mail, addressed to the  participant, at the participant's last known address on file with the Company.

       (c)  Other  Compensation  Arrangements;  No  Employment  Rights.  Nothing contained  in  this  Plan  shall  prevent  the  Board  from  adopting  other or additional  compensation arrangements, including trusts, subject to stockholder approval if such  approval  is  required;  and  such arrangements may be either generally applicable or applicable only in specific  cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 17. Effective Date of Plan.

       The Plan shall become effective upon approval by the board of directors of the Company; however, no Incentive Stock Option shall be granted  unless and until the Plan is ratified at a meeting of the stockholders of the Company.

SECTION 18. Governing Law.

       This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws  of  the  State  of  Nevada without regard to its principles of conflicts of laws.